UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2013

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Equity Residential replenishes its ATM program.

On July 31, 2013, Equity Residential (the “Company”) and its operating partnership, ERP Operating Limited Partnership (the “Operating Partnership”), amended and restated or entered into five separate sales agency financing agreements (individually, a “Sales Agreement” and together, the “Sales Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC (formerly Morgan Stanley & Co. Incorporated), BNY Mellon Capital Markets, LLC and Scotia Capital (USA) Inc., as sales agents (individually, a “Sales Agent” and together, the “Sales Agents”), with respect to the issuance and sale of up to 13,000,000 common shares of beneficial interest, par value $0.01 per share, of the Company (the “Shares”) from time to time during a three-year period in “at the market” offerings or certain other transactions (the “Offering”). The 13,000,000 Shares include 5,998,395 Shares that remain unsold under the existing sales agency financing agreements entered into on February 3, 2011. The Sales Agreements provide that each Sales Agent will be entitled to compensation not to exceed 2.0% of the gross sales price per share for any of the Shares sold under the relevant Sales Agreement.

The Shares will be issued pursuant to the prospectus supplement filed on July 31, 2013 and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-190248) filed on July 30, 2013 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Sales Agreements are filed as Exhibits 1.1, 1.2, 1.3, 1.4 and 1.5 to this Current Report. The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the Sales Agreements filed herewith as exhibits to the Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Second Amended and Restated Sales Agency Financing Agreement, dated July 31, 2013, among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.2	Amended and Restated Sales Agency Financing Agreement, dated July 31, 2013, among the Company, the Operating Partnership and BNY Mellon Capital Markets, LLC

1.3	Second Amended and Restated Sales Agency Financing Agreement, dated July 31, 2013, among the Company, the Operating Partnership and J.P. Morgan Securities LLC

1.4	Second Amended and Restated Sales Agency Financing Agreement, dated July 31, 2013, among the Company, the Operating Partnership and Morgan Stanley & Co. LLC

1.5	Sales Agency Financing Agreement, dated July 31, 2013, among the Company, the Operating Partnership and Scotia Capital (USA) Inc.

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: July 31, 2013	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: July 31, 2013	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Corporate Secretary